                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 9, 2005
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                               SL INDUSTRIES, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

     NEW JERSEY                      1-4987                  21-0682685
     ----------                      ------                  ----------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

      520 Fellowship Road, Suite A114, Mount Laurel, New Jersey     08054
      -------------------------------------------------------------------
             (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
           ------------------------------------------

     On May 9, 2005, the Compensation  Committee of the Board of Directors of SL
Industries,  Inc.  (the  "Company")  formally  adopted  the 2005 Bonus Plan (the
"Bonus Plan") to provide incentives to officers and members of management of the
Company  and its  subsidiaries,  including  certain of the  Company's  executive officers,  in the form of cash bonus payments for achieving certain  performance goals  established  for them.  Participants  in the Bonus Plan who are executive officers of the Company  include James C. Taylor,  Executive  Vice President and
Chief  Operating  Officer of the Company and David R. Nuzzo,  Vice President and
Chief  Financial  Officer of the  Company.  No other  executive  officers of the
Company participate in the Bonus Plan.

     The Bonus Plan includes two components. The first component is a Short Term
Incentive Plan ("STIP"),  and the second component is a Long Term Incentive Plan
("LTIP").  The  structure  of the Bonus Plan is designed  to provide  short-term incentives to participants for achieving  annual targets,  while also motivating and rewarding eligible participants for achieving longer term growth goals.

     SHORT TERM INCENTIVE PLAN. The  Compensation  Committee has established two components for the STIP, a return on invested  capital  ("ROIC") based component
and  a  component  based  on  the  achievement  of   pre-determined   individual
objectives.  Based  on  the  determination  of  the  objectives  under  the  two components,  the  maximum  percentage  of base  salary that may be earned by the participants  ranges from 20% to 45%. STIP bonuses earned will be paid annually.
No STIP  bonus  will  be  paid if  either  component  is  below a  predetermined threshold.

     LONG TERM INCENTIVE  PLAN. The LTIP component of the Bonus Plan is based on a combination of the  achievement of certain sales targets and ROIC targets over the three fiscal years beginning in 2005.  Based on the  determination  of these objectives,  the  maximum  percentage  of base  salary that may be earned by the participants  ranges from 10% to 55%. LTIP bonuses earned will be paid following the  conclusion  of the 2007 fiscal year. A bonus payout under the LTIP will not occur if  either  the ROIC or sales  component  is below  80% of the  respective target.

     Under the Bonus Plan, the total maximum  percentage of base salary that may be earned by the Executive  Vice  President and Chief  Operating  Officer of the
Company is 100% and the total  maximum  percentage  of base  salary  that may be earned by the Vice President and Chief Financial Officer of the Company is 50%.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
           ---------------------------------------------

     On May 10,  2005,  SL  Industries,  Inc.,  a New  Jersey  corporation  (the
"Company") announced its financial results for the quarter ended March 31, 2005.
A copy of the press release is furnished as Exhibit 99.1 to this report.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits

     EXHIBIT NO.     EXHIBITS
     -----------     --------

     99.1            Press Release dated May 10, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        SL INDUSTRIES, INC.
                                        -------------------
                                           (Registrant)

Date: May 12, 2005

                                        By:  /s/ Glen Kassan
                                             -----------------------------------
                                             Name:  Glen Kassan
                                             Title: President